Exhibit 99.3

January 2016

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder

SVP / Investor Relations

(513) 534-8424

Quarterly Data	Three Months Ended
	December 2015	September 2015	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014
Ratios (percent)
Return on average assets	1.83	1.07	0.90	1.06	1.13	1.02	1.34	1.00
Return on average common equity	17.2	10.0	8.1	9.7	10.0	9.2	11.9	9.0
Average total Bancorp shareholders’ equity as a percent of average assets	11.25	11.24	11.32	11.49	11.54	11.71	11.57	11.53
Net interest margin(a)	2.85	2.89	2.90	2.86	2.96	3.10	3.15	3.22
Efficiency(a)	48.0	58.2	65.4	62.3	59.6	62.1	58.2	64.9
Net losses charged-off as a percent of average portfolio loans and leases	0.34	0.80	0.37	0.41	0.83	0.50	0.45	0.76
ALLL as a percent of portfolio loans and leases	1.37	1.35	1.39	1.42	1.47	1.56	1.61	1.65
Allowance for credit losses as a percent of portfolio loans and leases	1.52	1.49	1.54	1.57	1.62	1.71	1.77	1.82
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.70	0.65	0.67	0.76	0.82	0.88	0.92	1.05
Allowance for loan and lease losses as a percent of nonperforming assets(b)	197	208	206	188	178	178	175	157
Allowance for credit losses as a percent of nonperforming assets(b)	218	230	228	207	196	195	192	173
Common Share Data
Earnings per share—basic	$0.80	$0.46	$0.36	$0.42	$0.44	$0.39	$0.49	$0.36
Earnings per share—diluted	$0.79	$0.45	$0.36	$0.42	$0.43	$0.39	$0.49	$0.36
Cash dividends per common share	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.12
Book value per share	18.48	18.22	17.62	17.83	17.35	16.87	16.74	16.27
Common shares outstanding, excluding treasury	785,080,314	795,439,309	810,054,148	815,190,210	824,046,952	834,261,897	844,488,849	847,568,728
Market price per share:
High	$21.06	$21.71	$21.69	$20.21	$20.69	$21.75	$23.19	$23.39
Low	18.28	18.23	18.91	17.22	17.74	19.52	20.03	20.50
End of period	20.10	18.91	20.82	18.85	20.38	20.02	21.35	22.96
Supplemental Data
Common dividends declared ($ in millions)	$102	$103	$105	$106	$107	$108	$110	$102
Full-time equivalent employees	18,261	18,311	18,527	18,471	18,351	18,503	18,732	19,080
Banking centers	1,254	1,295	1,299	1,303	1,302	1,308	1,309	1,311
ATMs	2,593	2,650	2,630	2,637	2,638	2,639	2,619	2,614

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data	Three Months Ended
	December 2015	September 2015	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014
Income Statement ($ in millions)
Interest income (taxable equivalent)	$1,035	$1,031	$1,008	$975	$1,016	$1,023	$1,013	$998
Interest expense	131	125	116	123	128	115	108	100

Net interest income (taxable equivalent)	904	906	892	852	888	908	905	898
Provision for loan and lease losses	91	156	79	69	99	71	76	69
Noninterest income:
Service charges on deposits	144	145	139	135	142	145	139	133
Investment advisory revenue	102	103	105	108	100	103	102	102
Corporate banking revenue	104	104	113	63	120	100	107	104
Mortgage banking net revenue	74	71	117	86	61	61	78	109
Card and processing revenue	77	77	77	71	76	75	76	68
Other noninterest income	602	213	1	163	150	33	226	41
Securities gains, net	1	—	4	4	4	3	8	7

Total noninterest income	1,104	713	556	630	653	520	736	564
Noninterest expense:
Salaries, wages and incentives	386	387	383	369	366	357	368	359
Employee benefits	74	72	78	99	79	75	79	101
Net occupancy expense	83	77	83	79	77	78	79	80
Technology and communications	59	56	54	55	54	53	52	53
Equipment expense	32	31	31	31	30	30	30	30
Card and processing expense	40	40	38	36	36	37	37	31
Other noninterest expense	289	280	280	254	276	258	309	296

Total noninterest expense	963	943	947	923	918	888	954	950
Income before income taxes (taxable equivalent)	954	520	422	490	524	469	611	443
Taxable equivalent adjustment	5	5	5	5	5	5	5	5

Income before income taxes	949	515	417	485	519	464	606	438
Applicable income tax expense	292	134	108	124	134	124	167	119

Net income	$657	$381	$309	$361	$385	$340	$439	$319
Less: Net income attributable to noncontrolling interests	—	—	(6)	—	—	—	—	1

Net income attributable to Bancorp	$657	$381	$315	$361	$385	$340	$439	$318
Dividends on preferred stock	23	15	23	15	23	12	23	9

Net income available to common shareholders	$634	$366	$292	$346	$362	$328	$416	$309

	Basel III Transitional				Basel I
Regulatory Capital Data ($ in millions)(a)
CET1 capital	$11,917	$11,574	$11,582	$11,543	N/A	N/A	N/A	N/A
Additional tier I capital	1,343	1,340	1,340	1,339	N/A	N/A	N/A	N/A

Tier I capital	$13,260	$12,914	$12,922	$12,882	$12,764	$12,661	$12,644	$12,182
Tier II capital	3,874	3,935	3,909	4,112	4,131	4,103	4,101	4,174

Total regulatory capital	$17,134	$16,849	$16,831	$16,994	$16,895	$16,764	$16,745	$16,356

Risk-weighted assets	$121,264(b)	$123,148(b)	$122,986(b)	$121,310(b)	$117,878	$116,917	$117,117	$116,622

CET1 capital ratio	9.83%(b)	9.40%(b)	9.42%(b)	9.52%(b)	N/A	N/A	N/A	N/A
Tier I risk-based capital ratio	10.93%(b)	10.49%(b)	10.51%(b)	10.62%(b)	10.83%	10.83%	10.80%	10.45%
Total risk-based capital ratio	14.13%(b)	13.68%(b)	13.69%(b)	14.01%(b)	14.33%	14.34%	14.30%	14.02%
Tier I leverage ratio	9.54%	9.38%	9.44%	9.59%	9.66%	9.82%	9.86%	9.71%
Tier I common equity ratio	N/A	N/A	N/A	N/A	9.65%(c)	9.64%(c)	9.61%(c)	9.51%(c)
CET1 capital ratio (fully phased-in)	9.73%(b)(c)	9.30%(b)(c)	9.31%(b)(c)	9.41%(b)(c)	N/A	N/A	N/A	N/A

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a Non-GAAP measure.

Quarterly Data	As of
	December 2015	September 2015	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,540	$2,455	$2,785	$2,920	$3,091	$3,125	$3,312	$3,153
Available-for-sale and other securities	29,044	28,799	27,987	26,409	22,408	22,912	22,814	20,749
Held-to-maturity securities	70	157	157	177	187	191	194	195
Trading securities	386	374	370	392	360	389	361	347
Other short-term investments	2,671	1,994	3,451	4,919	7,914	3,637	2,386	2,202

Total cash and securities	34,711	33,779	34,750	34,817	33,960	30,254	29,067	26,646
Loans held for sale	903	994	995	724	1,261	641	682	780
Portfolio loans and leases	92,582	93,574	92,703	91,244	90,084	90,624	90,484	89,705

Total loans and leases	93,485	94,568	93,698	91,968	91,345	91,265	91,166	90,485
Allowance for loan and lease losses	(1,272)	(1,261)	(1,293)	(1,300)	(1,322)	(1,414)	(1,458)	(1,483)
Bank premises and equipment	2,239	2,264	2,298	2,433	2,465	2,467	2,491	2,528
Operating lease equipment	707	680	670	695	728	732	667	714
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	12	13	13	14	15	16	17	18
Servicing rights	785	757	854	789	858	935	931	975
Other real estate owned	137	149	163	187	217(a)	242(a)	266(a)	291(a)
Other assets	7,862	8,553	8,089	8,451	8,024	7,275	6,999	7,064

Total assets	$141,082	$141,918	$141,658	$140,470	$138,706	$134,188	$132,562	$129,654

Liabilities
Deposits:
Demand	$36,267	$34,832	$35,449	$35,343	$34,809	$32,258	$32,140	$31,234
Interest checking	26,768	24,832	27,074	27,191	26,800	24,930	24,744	25,472
Savings	14,601	14,632	14,976	15,355	15,051	15,355	16,087	16,867
Money market	18,494	18,887	17,900	18,105	17,083	16,199	14,216	13,208
Foreign office	464	754	728	811	1,114	1,577	1,418	1,922
Other time	4,019	4,041	4,050	4,044	3,960	3,856	3,724	3,660
Certificates—$100,000 and over	2,592	2,915	2,846	2,566	2,895	3,117	3,623	4,511

Total deposits	103,205	100,893	103,023	103,415	101,712	97,292	95,952	96,874
Federal funds purchased	151	132	126	200	144	148	153	268
Other short-term borrowings	1,507	4,904	4,136	1,413	1,556	2,730	3,146	2,717
Other liabilities	4,505	4,604	5,214	5,483	4,662	4,239	3,842	3,698
Long-term debt	15,844	15,527	13,521	14,055	14,967	14,336	13,961	11,233

Total liabilities	$125,212	$126,060	$126,020	$124,566	$123,041	$118,745	$117,054	$114,790

Equity
Common and preferred equity	$18,406	$17,867	$17,578	$17,421	$17,169	$16,889	$16,661	$16,122
Net unrealized gains:
Available-for-sale securities	238	528	327	608	475	338	410	231
Qualifying cash flow hedges	22	58	29	47	23	12	22	16
Accumulated other comprehensive income related to employee benefit plans	(63)	(64)	(65)	(67)	(69)	(49)	(50)	(51)
Treasury stock, at cost	(2,764)	(2,563)	(2,264)	(2,145)	(1,972)	(1,786)	(1,574)	(1,492)

Total Bancorp shareholders’ equity	15,839	15,826	15,605	15,864	15,626	15,404	15,469	14,826
Noncontrolling interests	31	32	33	40	39	39	39	38

Total equity	$15,870	$15,858	$15,638	$15,904	$15,665	$15,443	$15,508	$14,864

Total liabilities and equity	$141,082	$141,918	$141,658	$140,470	$138,706	$134,188	$132,562	$129,654

Share Data
Preferred shares outstanding—Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding—Series I	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Preferred shares outstanding—Series J	12,000	12,000	12,000	12,000	12,000	12,000	12,000	—
Common shares outstanding, excluding treasury	785,080,314	795,439,309	810,054,148	815,190,210	824,046,952	834,261,897	844,488,849	847,568,728
Treasury shares held	138,812,267	128,453,272	113,838,433	108,702,371	99,845,629	89,630,684	79,403,732	76,323,853

(a)	Includes OREO related to government insured loans. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Quarterly Data
	Three Months Ended
	December 2015	September 2015	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$94,587	$94,329	$92,739	$91,659	$91,581	$91,428	91,241	$90,238
Taxable securities	28,951	28,251	27,344	23,102	22,364	22,594	21,706	20,385
Tax exempt securities	52	52	59	59	64	50	52	46
Other short-term investments	2,253	1,799	3,160	5,877	5,176	2,283	2,182	2,509

Total interest-earning assets	125,843	124,431	123,302	120,697	119,185	116,355	115,181	113,178
Cash and due from banks	2,466	2,503	2,636	2,830	3,008	2,862	2,847	2,850
Other assets	14,959	15,097	15,354	15,446	14,800	14,461	14,417	14,478
Allowance for loan and lease losses	(1,261)	(1,292)	(1,300)	(1,322)	(1,413)	(1,458)	(1,480)	(1,576)

Total assets	$142,007	$140,739	$139,992	$137,651	$135,580	$132,220	$130,965	$128,930
Liabilities
Interest-bearing liabilities:
Interest checking deposits	$25,296	$25,590	$26,894	$26,885	$25,478	$24,926	$25,222	$25,911
Savings deposits	14,615	14,868	15,156	15,174	15,173	15,759	16,509	16,903
Money market deposits	18,775	18,253	18,071	17,492	17,023	15,222	13,942	12,439
Foreign office deposits	736	718	955	861	1,439	1,663	2,200	2,017
Other time deposits	4,052	4,057	4,074	4,022	3,936	3,800	3,693	3,616
Certificates—$100,000 and over	3,305	2,924	2,558	2,683	2,998	3,339	3,840	5,576
Other deposits	7	222	—	—	—	—	—	—
Federal funds purchased	1,182	1,978	326	172	161	520	606	547
Other short-term borrowings	1,675	1,897	1,705	1,602	1,481	1,973	2,234	1,808
Long-term debt	15,772	14,697	13,773	14,448	14,855	13,955	12,524	10,313

Total interest-bearing liabilities	85,415	85,204	83,512	83,339	82,544	81,157	80,770	79,130
Demand deposits	36,254	35,231	35,384	33,760	33,301	31,790	31,275	30,626
Other liabilities	4,325	4,458	5,215	4,693	4,052	3,749	3,724	4,274

Total liabilities	125,994	124,893	124,111	121,792	119,897	116,696	115,769	114,030
Equity	16,013	15,846	15,881	15,859	15,683	15,524	15,196	14,900

Total liabilities and equity	$142,007	$140,739	$139,992	$137,651	$135,580	$132,220	$130,965	$128,930
Average loans and leases (excluding held for sale)	$93,594	$93,373	$92,173	$90,508	$91,041	$90,799	$90,549	$89,530
Share Data
Average common shares outstanding - basic	784,855,006	795,792,825	803,965,057	810,209,585	819,057,247	829,391,505	838,492,046	845,860,065
Average common shares outstanding - diluted	794,481,388	805,022,588	812,842,540	818,672,259	827,831,317	838,324,420	848,245,111	857,923,596

Quarterly Data	Three Months Ended
	December 2015	September 2015	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,151	$42,970	$42,812	$42,062	$40,801	$41,111	$41,364	$40,692
Commercial mortgage loans	6,991	7,084	7,165	7,210	7,410	7,566	7,807	7,959
Commercial construction loans	3,214	3,101	2,709	2,303	2,071	1,704	1,426	1,220
Commercial leases	3,854	3,901	3,882	3,787	3,721	3,555	3,572	3,577

Total commercial loans and leases	56,210	57,056	56,568	55,362	54,003	53,936	54,169	53,448
Consumer:
Residential mortgage loans	14,424	14,197	13,792	13,258	13,582	13,520	13,250	13,275
Home equity	8,336	8,460	8,591	8,714	8,886	8,987	9,056	9,125
Automobile loans	11,497	11,829	11,914	11,873	12,037	12,121	12,050	12,088
Credit card	2,360	2,330	2,278	2,291	2,401	2,317	2,261	2,177
Other consumer loans and leases	658	696	555	470	436	384	380	372

Total consumer loans and leases	37,275	37,512	37,130	36,606	37,342	37,329	36,997	37,037

Total loans and leases	$93,485	$94,568	$93,698	$91,968	$91,345	$91,265	$91,166	$90,485

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$43,175	$43,162	$42,554	$41,462	$41,313	$41,525	$41,451	$40,409
Commercial mortgage loans	7,053	7,038	7,149	7,248	7,482	7,637	7,886	7,983
Commercial construction loans	3,141	2,966	2,549	2,198	1,911	1,565	1,364	1,118
Commercial leases	3,841	3,847	3,776	3,716	3,601	3,576	3,556	3,607

Total commercial loans and leases	57,210	57,013	56,028	54,624	54,307	54,303	54,257	53,117
Consumer:
Residential mortgage loans	14,315	13,976	13,375	13,515	13,526	13,342	13,202	13,304
Home equity	8,394	8,521	8,655	8,802	8,937	9,009	9,101	9,194
Automobile loans	11,674	11,881	11,902	11,933	12,073	12,105	12,070	12,023
Credit card	2,320	2,277	2,296	2,321	2,324	2,295	2,232	2,230
Other consumer loans and leases	674	661	483	464	414	374	379	370

Total consumer loans and leases	37,377	37,316	36,711	37,035	37,274	37,125	36,984	37,121

Total average loans and leases	$94,587	$94,329	$92,739	$91,659	$91,581	$91,428	$91,241	$90,238

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$228	$205	$217	$231	$269	$305	$323	$398
Nonaccrual loans held for sale	1	1	1	2	24	4	5	3
Restructured loans - (nonaccrual) held for sale	11	1	—	—	15	3	—	—
Restructured loans and leases (nonaccrual) portfolio	278	253	258	295	310	315	317	335
OREO and other repossessed property(a)	141	148	151	165	165	176	192	213

Total nonperforming assets	$659	$608	$627	$693	$783	$803	$837	$949

Ninety days past due loans and leases	$75	$70	$70	$78	$87	$87	$94	$94

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$259	$171	$182	$200	$241	$267	$249	$301
Commercial mortgage loans	93	110	106	126	146	121	141	147
Commercial construction loans	—	6	—	1	2	4	10	19
Residential mortgage loans	51	54	62	70	94	111	117	141
Home equity	79	82	88	90	93	85	93	94
Other consumer loans and leases	36	37	38	41	42	39	35	34

Total nonperforming loans and leases (including held for sale)	$518	$460	$476	$528	$618	$627	$645	$736

Credit Charge-Offs ($ in millions)
Total losses charged-off	($105)	($209)	($112)	($115)	($215)	($146)	($127)	($190)
Total recoveries of losses previously charged-off	25	21	26	24	24	31	26	22

Total net losses charged-off	($80)	($188)	($86)	($91)	($191)	($115)	($101)	($168)

(a)	Excludes OREO related to government insured loans. The Bancorp has historically excluded government guaranteed loans classified in OREO from its nonperforming asset disclosures. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria will be reclassified to other receivables rather than OREO upon foreclosure.